STATE OF NORTH CAROLINA

COUNTY OF NEW HANOVER

                               AMENDMENT TO LEASE
                               ------------------

         THIS AMENDMENT TO LEASE AGREEMENT, entered into as of this _14th day of April, 1999, by and between BBC FAMILY LIMITED PARTNERSHIP, a North Carolina limited partnership, whose address is 1201 Glen Meade Road, Wilmington, N. C. 28401 ("Lessor"), and PPD PHARMACO INC., a corporation, whose address is 3151 South 17th Street, Wilmington, NC 28412, ("Lessee");

                              W I T N E S S E T H :
                              ---------------------

         THAT, WHEREAS, by lease agreement entered into as of September 15, 1998, Lessor leased certain premises in New Hanover County, North Carolina, to Lessee; and

         WHEREAS, the parties hereto desire to amend the said Lease Agreement to correct an error in the legal description of the leased premises;

         NOW, THEREFORE, for valuable consideration received by each of the parties hereto, from the other, the receipt and legal sufficiency of which is hereby acknowledged, it is agreed that the aforesaid Lease Agreement is amended as follows:

1. THE DESCRIPTION OF REAL PROPERTY INSERTED IN THE LEASE AGREEMENT IS HEREBY AMENDED BY DELETING THE SAME IN ITS ENTIRETY AND INSERTING IN LIEU THEREOF EXHIBIT "A" ATTACHED HERETO.

         All other terms and conditions of the said Lease Agreement shall remain in full force and effect except as amended or modified hereby or inconsistent herewith.

         IN WITNESS WHEREOF, BBC FAMILY LIMITED PARTNERSHIP has caused this instrument to be executed under seal in its partnership name by all of its General Partners, and PPD PHARMACO INC. has caused this instrument to be executed by its Vice- President, attested by its ______________ Secretary, and its corporate seal to be hereunto affixed, all by authority of its Board of Directors duly given.

                                   BBC FAMILY LIMITED PARTNERSHIP  (SEAL)

                                   By /s/ Scott C. Sullivan  (SEAL)
                                     ----------------------
                                        Scott C. Sullivan
                                        General Partner

                                   By /s/ Jabe V. Hardee  (SEAL)
                                     -------------------
                                        Jabe V. Hardee
                                        General Partner

                                   PPD PHARMACO INC.
ATTEST:
                                   By: /s/ Rudy C. Howard
                                       ------------------
                                     Rudy C. Howard Vice- President
/s/ Fred B. Davenport, Jr.
--------------------------
Fred B. Davenport, Jr. Secretary
--------------------------------

STATE OF NORTH CAROLINA

COUNTY OF NEW HANOVER

         I, Kimberly Ameri, a Notary Public of New Hanover County, North Carolina, do hereby certify that SCOTT C. SULLIVAN, and JABE V. HARDEE, the General Partners of BBC FAMILY LIMITED PARTNERSHIP, a limited partnership, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

         Witness my hand and notarial seal, this the 14th day of April, 1999.

                                             /s/ Kimberly Ameri
                                             ----------------------------
                                               Notary Public

My commission expires: 3-15-2003

STATE OF NORTH CAROLINA

COUNTY OF NEW HANOVER

         I, Jean G. Wachtel, a Notary Public of New Hanover County, North Carolina, do hereby certify that __________ Fred B. Davenport, Jr. personally appeared before me this day and acknowledged that he (or she) is the _____________ Secretary of PPD PHARMACO INC., a corporation; that the foregoing and annexed instrument was signed in the name of the corporation by its Vice-President, attested by himself (or herself) as its _______________ Secretary, and its corporate seal thereunto affixed, all by authority of its Board of Directors duly given.

         Witness my hand and notarial seal, this the 14th day of April, 1999.

                                            /s/ Jean G. Wachtel
                                            --------------------------
                                                Notary Public

My commission expires: June 23, 2003